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                                                                    Exhibit 2(n)




                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the use in this Registration Statement under the Securities Act of 1933 on Form N-2 of our report dated September 19, 2003, relating to the financial statement of the Technology Investment Capital Corp., which is incorporated by reference in such Registration Statement.



/s/PricewaterhouseCoopers LLP
Baltimore, Maryland
November 21, 2003